                                                                    EXHIBIT 10.2


                             1994 STOCK OPTION PLAN
                                       OF
                       FLUID PROPULSION TECHNOLOGIES, INC.


                  1. PURPOSES OF THE PLAN. The purposes of the 1994 Stock Option Plan (the "Plan") of Fluid Propulsion Technologies, Inc., a California corporation (the "Company"), are to:

                           (a) Encourage selected employees, directors and
consultants to improve operations and increase profits of the Company;

                           (b) Encourage selected employees, directors and
consultants to accept or continue employment or association with the Company or its Affiliates; and

                           (c) Increase the interest of selected employees,
directors and consultants in the Company's welfare through participation in the growth in value of the common stock of the Company (the "Common Stock").

                  Options granted under this plan ("Options") may be "incentive stock options" ("ISOs") intended to satisfy the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or "nonqualified options" ("NQOs").

                  2. ELIGIBLE PERSONS. Every person who at the date of grant of an Option is a full-time employee of the Company or of any Affiliate (as defined below) of the Company is eligible to receive NQOs or ISOs under this Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company or any Affiliate (as defined below) of the Company is eligible to receive NQOs under this Plan. The term "Affiliate" as used in the Plan means a parent or subsidiary corporation as defined in the applicable provisions (currently Sections 424(e) and (f), respectively) of the Code. The term "employee" includes an officer or director who is an employee, of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

                  3. STOCK SUBJECT TO THIS PLAN. Subject to the provisions of Section 6.1.1 of the Plan, the total number of shares of stock which may be issued under options granted pursuant to this Plan shall not exceed 500,000 shares of Common Stock. The shares covered by the portion of any grant under the Plan which expires unexercised shall become available again for grants under the Plan.

                  4.       ADMINISTRATION.

                           4.1 GENERAL. This plan shall be administered by the
Board of Directors of the Company (the "Board") or, either in its entirety or only insofar as required pursuant to Section 4.2 hereof, by a committee (the "Committee") of at least two Board members to which administration of the Plan, or of part of the Plan, is delegated (in either case, the "Administrator").


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                           4.2 DISINTERESTED ADMINISTRATION. From and after such
time as the Company registers a class of equity securities under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), it is intended that this Plan shall be administered in accordance with the disinterested administration requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission ("Rule 16b-3"), or any successor rule thereto.

                           4.3 AUTHORITY OF ADMINISTRATOR. Subject to the other
provisions of this Plan, the Administrator shall have the authority, in its discretion: (i) to grant Options; (ii) to determine the fair market value of the Common Stock subject to Options; (iii) to determine the exercise price of Options granted; (iv) to determine the persons to whom, and the time or times at which, Options shall be granted, and the number of shares subject to each Option; (v) to interpret this Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to this Plan; (vii) to determine the terms and provisions of each Option granted (which need not be identical), including but not limited to, the time or times at which Options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any Option; (ix) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (x) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

                           4.4 INTERPRETATION BY ADMINISTRATOR. All questions of
interpretation, implementation, and application of this Plan shall be determined by the Administrator. Such determinations shall be final and binding on all persons.

                           4.5 RULE 16b-3. With respect to persons subject to
Section 16 of the Exchange Act, if any, transactions under this Plan are intended to comply with the applicable conditions of Rule 16b-3, or any successor rule thereto. To the extent any provision of this Plan or action by the Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Administrator. Notwithstanding the above, it shall be the responsibility of such persons, not of the Company or the Administrator, to comply with the requirements of Section 16 of the Exchange Act; and neither the Company nor the Administrator shall be liable if this Plan or any transaction under this Plan fails to comply with the applicable conditions of Rule 16b-3 or any successor rule thereto, or if any such person incurs any liability under Section 16 of the Exchange Act.

                  5. GRANTING OF OPTIONS; OPTION AGREEMENT. No Options shall be granted under this Plan after ten years from the date of adoption of this Plan by the Board. Each Option shall be evidenced by a written stock option agreement, in form satisfactory to the Company, executed by the Company and the person to whom such Option is granted; provided, however, that the failure by the Company, the optionee, or both to execute such an agreement shall not invalidate the granting of an Option, although the exercise of each option shall be subject to Section 6.1.3. The stock option agreement shall specify whether each Option it evidences is a NQO or an ISO. Subject to Section 6.3.3 with respect to ISOs, the Administrator may approve the grant of Options under this Plan to persons who are expected to become employees, directors or consultants of the Company, but are not employees, directors or consultants at the date of approval.

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                  6.       TERMS AND CONDITIONS OF OPTIONS. Each Option
granted under this Plan shall be subject to the terms and conditions set forth in Section 6.1. NQOs shall be also subject to the terms and conditions set forth in Section 6.2, but not those set forth in Section 6.3. ISOs shall also be subject to the terms and conditions set forth in Section 6.3, but not those set forth in Section 6.2.

                           6.1 TERMS AND CONDITIONS TO WHICH ALL OPTIONS ARE
SUBJECT. All Options granted under this Plan shall be subject to the following terms and conditions:

                               6.1.1 CHANGES IN CAPITAL STRUCTURE. Subject to
Section 6.1.2, if the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board in
(a) the number and class of shares of stock subject to this Plan and each Option outstanding under this Plan, and (b) the exercise price of each outstanding Option; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board in its sole discretion.

                               6.1.2 CORPORATE TRANSACTIONS. In the event
of the proposed dissolution or liquidation of the Company, the Administrator shall notify each optionee at least 30 days prior to such proposed action. To the extent not previously exercised, all Options will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the shareholders of the Company receive securities of the acquiring entity or an affiliate thereof, all Options shall be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity). If such successor does not agree to assume the Options or to substitute equivalent options therefor, unless the Administrator shall determine otherwise, the Options will expire upon such event.

                               6.1.3 TIME OF OPTION EXERCISE. Subject to
Section 5 and Section 6.3.4, Options granted under this Plan shall be exercisable (a) immediately as of the effective date of the stock option agreement granting the Option, or (b) in accordance with a schedule related to the date of the grant of the Option, the date of first employment, or such other date as may be set by the Administrator (in any case, the "Vesting Base Date") and specified in the written stock option agreement relating to such Option; provided, however, that the right to exercise an Option must vest at the rate of at least 20% per year over five years from the date the option was granted. In any case, no Option shall be exercisable until a written stock option agreement in form satisfactory to the Company is executed by the Company and the optionee.

                               6.1.4 OPTION GRANT DATE. Except in the case
of advance approvals described in Section 5(d), the date of grant of an Option under this Plan shall be the date as of which the Administrator approves the grant.

                               6.1.5 NONASSIGNABILITY OF OPTION RIGHTS. No
Option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by


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the laws of descent and distribution. During the life of the optionee, an Option shall be exercisable only by the optionee.

                               6.1.6 PAYMENT. Except as provided below,
payment in full, in cash, shall be made for all stock purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. At the time an Option is granted or exercised, the Administrator, in the exercise of its absolute discretion after considering any tax or accounting consequences, may authorize any one or more of the following additional methods of payment:

                                     (a) Acceptance of the optionee's full
recourse promissory note for all or part of the Option price, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate specified under the Code at which no additional interest would be imputed), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the shares of the Company); and

                                     (b) Delivery by the optionee of Common
Stock already owned by the optionee for all or part of the Option price, provided the value (determined as set forth in Section 6.1.11) of such Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the optionee is authorized to pay by delivery of such stock; provided, however, that if an optionee has exercised any portion of any Option granted by the Company by delivery of Common Stock, the optionee may not, within six months following such exercise, exercise any Option granted under this Plan by delivery of Common Stock without the consent of the Administrator.

                                6.1.7 TERMINATION OF EMPLOYMENT. If for any
reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), Options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than thirty days after the date of such Termination as is specified in the Option Agreement (but in no event after the Expiration Date); PROVIDED, that if such exercise of the Option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled while employed by the Company or an Affiliate or within the period that the Option remains exercisable after Termination, Options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the Option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or eighteen months after the permanent and total disability of the optionee, or such other period of not less than six months from the date of Termination as is specified in the Option Agreement (but in no event after the Expiration Date). For purposes of this Section 6.1.7, "employment" includes service as a director or as a consultant. For purposes of this Section 6.1.7, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed


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90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

                               6.1.8 REPURCHASE OF STOCK. At the option of
the Administrator, the stock to be delivered pursuant to the exercise of any Option granted to an employee, director or consultant under this Plan may be subject to a right of repurchase in favor of the Company with respect to any employee, or director or consultant whose employment, or director or consulting relationship with the Company is terminated. Such right of repurchase either:

                                     (a) shall be at the Option exercise
price and (i) shall lapse at the rate of at least 20% per year over five years from the date the Option is granted (without regard to the date it becomes exercisable), and must be exercised for cash or cancellation of purchase money indebtedness within 90 days of such termination and (ii) if the right is assignable by the Company, the assignee must pay the Company upon assignment of the right (unless the assignee is a 100% owned subsidiary of the Company or is an Affiliate) cash equal to the difference between the Option exercise price and the value (determined as set forth in Section 6.1.11) of the stock to be purchased if the Option exercise price is less than such value; or

                                     (b) shall be at the higher of the Option
exercise price or the value (determined as set forth in Section 6.1.11) of the stock being purchased on the date of termination, and must be exercised for cash or cancellation of purchase money indebtedness within 90 days of termination of employment, and such right shall terminate when the Company's securities become publicly traded.

                  Determination of the number of shares subject to any such right of repurchase shall be made as of the date the employee's employment by, director's director relationship with, or consultant's consulting relationship with, the Company terminates, not as of the date that any Option granted to such employee, director or consultant is thereafter exercised.

                               6.1.9 WITHHOLDING AND EMPLOYMENT TAXES. At
the time of exercise of an Option or at such other time as the amount of such obligations becomes determinable (the "Tax Date"), the optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. If authorized by the Administrator in its sole discretion after considering any tax or accounting consequences, an optionee may elect to (a) deliver a promissory note on such terms as the Administrator deems appropriate,
(b) tender to the Company previously owned shares of Stock or other securities of the Company, or (c) have shares of Common Stock which are acquired upon exercise of the Option withheld by the Company to pay some or all of the amount of tax that is required by law to be withheld by the Company as a result of the exercise of such Option, subject to the following limitations:

                                     (i) Any election pursuant to clause (c)
above by an optionee subject to Section 16 of the Exchange Act shall either
(x) be made at least six months before the Tax Date and shall be irrevocable; or (y) shall be made in (or made earlier to take effect in) any ten-day period beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary statements of earnings and shall be subject to approval by the Administrator, which approval may be given at any time after such election has been made. In addition, in the case of (y), the Option shall be held at least six months prior to the Tax Date.

                                     (ii) Any election pursuant to clause (b)
above, where the optionee is tendering Common Stock issued pursuant to the exercise of an Option, shall require that such shares be held at least six months prior to the Tax Date.

                  Any of the foregoing limitations may be waived (or additional limitations may be imposed) by the Administrator, in its sole discretion, if the Administrator determines that such foregoing limitations are not required (or that such additional limitations are required) in order that the transaction shall be exempt from Section 16(b) of the Exchange Act pursuant to Rule 16b-3, or any successor rule thereto. In addition, any of the foregoing limitations may be waived by the Administrator, in its sole discretion, if the Administrator determines that Rule 16b-3, or any successor rule thereto, is not applicable to the exercise of the Option by the optionee or for any other reason.

                  Any securities tendered or withheld in accordance with this
Section 6.1.9 shall be valued by the Company as of the Tax Date.

                               6.1.10 OTHER PROVISIONS. Each Option granted
under this Plan may contain such other terms, provisions, and conditions not inconsistent with this Plan as may be determined by the Administrator, and each ISO granted under this Plan shall include such provisions and conditions as are necessary to qualify the Option as an "incentive stock option" within the meaning of Section 422 of the Code. If Options provide for a right of first refusal in favor of the Company with respect to stock acquired by employees, directors or consultants, such Options shall provide that the right of first refusal shall terminate upon the earlier of (a) the closing of the Company's initial registered public offering to the public generally, or (b) the date ten years after the grant date as set forth in Section 6.1.4.

                               6.1.11 DETERMINATION OF VALUE. For purposes of
the Plan, the value of Common Stock or other securities of the Company shall be determined as follows:

                                     (a) If the stock of the Company is
listed on any established stock exchange or a national market system, including without limitation the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System, its fair market value shall be the closing sales price for such stock or the closing bid if no sales were reported, as quoted on such system or exchange (or the largest such exchange) for the date the value is to be determined (or if there are no sales for such date, then for the last preceding business day on which there were sales), as reported in the WALL STREET JOURNAL or similar publication.

                                     (b) If the stock of the Company is
regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the stock on the date the value is to be determined (or if there are no quoted prices for the date of grant, then for the last preceding business day on which there were quoted prices).

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                                     (c) In the absence of an established
market for the stock, the fair market value thereof shall be determined in good faith by the Administrator, with reference to the Company's net worth, prospective earning power, dividend-paying capacity, and other relevant factors, including the goodwill of the Company, the economic outlook in the Company's industry, the Company's position in the industry and its management, and the values of stock of other corporations in the same or a similar line of business.

                               6.1.12 OPTION TERM. Subject to Section 6.3.5,
no Option shall be exercisable more than ten years after the date of grant, or such lesser period of time as is set forth in the stock option agreement (the end of the maximum exercise period stated in the stock option agreement is referred to in this Plan as the "Expiration Date").

                               6.1.13 EXERCISE PRICE. The exercise price of
any Option granted to any person who owns, directly or by attribution under the Code currently Section 424(d), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "Ten Percent Stockholder") shall in no event be less than 110% of the fair market value (determined in accordance with Section 6.1.11) of the stock covered by the Option at the time the Option is granted.

                           6.2 TERMS AND CONDITIONS TO WHICH ONLY NQOS ARE
SUBJECT. Except as set forth in Section 6.1.13, the exercise price of a NQO shall be not less than 85 % of the fair market value (determined in accordance with Section 6.1.11) of the stock subject to the Option on the date of grant.

                           6.3 TERMS AND CONDITIONS TO WHICH ONLY ISOS ARE
SUBJECT. Options granted under this Plan which are designated as ISOs shall be subject to the following terms and conditions:

                               6.3.1 EXERCISE PRICE. Except as set forth in
Section 6.1.13, the exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value (determined in accordance with Section 6.1.11) of the stock covered by the Option at the time the Option is granted.

                               6.3.2 DISQUALIFYING DISPOSITIONS. If stock
acquired by exercise of an ISO granted pursuant to this Plan is disposed of in a "disqualifying disposition" within the meaning of Section 422 of the Code, the holder of the stock immediately before the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the Option as the Company may reasonably require.

                               6.3.3 GRANT DATE. If an ISO is granted in
anticipation of employment as provided in Section 5(d), the Option shall be deemed granted, without further approval, on the date the grantee assumes the employment relationship forming the basis for such grant, and, in addition, satisfies all requirements of this Plan for Options granted on that date.

                               6.3.4 TERM. Notwithstanding Section 6.1.12,
no ISO granted to any Ten Percent Stockholder shall be exercisable more than five years after the date of grant.


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                  7. MANNER OF EXERCISE. An optionee wishing to exercise an
Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price as provided in
Section 6.1.6. The date the Company receives written notice of an exercise hereunder accompanied by payment of the exercise price will be considered as the date such Option was exercised. Promptly after receipt of written notice of exercise of an Option, the Company shall, without stock issue or transfer taxes to the optionee or other person entitled to exercise the Option, deliver to the optionee or such other person a certificate or certificates for the requisite number of shares of stock. An optionee or permitted transferee of an optionee shall not have any privileges as a shareholder with respect to any shares of stock covered by the Option until the date of issuance (as evidenced by the appropriate entry on the books of the Company or a duly authorized transfer agent) of such shares.

                  8. EMPLOYMENT OR CONSULTING RELATIONSHIP. Nothing in this Plan or any Option granted thereunder shall interfere with or limit in any way the right of the Company or of any of its Affiliates to terminate any optionee's employment or consulting at any time, nor confer upon any optionee any right to continue in the employ of, or consult with, the Company or any of its Affiliates.

                  9. FINANCIAL INFORMATION. The Company shall provide to each optionee during the period such optionee holds an outstanding Option, and to each holder of Common Stock acquired upon exercise of Options granted under the Plan for so long as such person is a holder of such Common Stock, annual financial statements of the Company as prepared either by the Company or independent certified public accountants of the Company. Such financial statements shall include, at a minimum, a balance sheet and an income statement, and shall be delivered as soon as practicable following the end of the Company's fiscal year.

                  10. CONDITIONS UPON ISSUANCE OF SHARES. Shares of Common Stock shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended (the "Securities Act").

                  11. NONEXCLUSIVITY OF THE PLAN. The adoption of the Plan shall not be construed as creating any limitations on the power of the Company to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options other than under the Plan.

                  12. MARKET STANDOFF. Each Optionee, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the company under the Securities Act shall not sell or otherwise transfer any shares of Common Stock acquired upon exercise of Options during that period following the effective date of a registration statement of the Company filed under the Securities Act agreed to by the Company and the representative(s) of the underwriters; provided, however, that such restriction shall apply only to the first two registration statements of the Company to become effective under the Securities Act which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such period.

                  13. AMENDMENTS TO PLAN. The Board may at any time amend, alter, suspend or discontinue this Plan. Without the consent of an optionee, no amendment, alteration, suspension or discontinuance may adversely affect outstanding Options except to conform this Plan and ISOs granted under this Plan to the requirements of federal or other tax laws relating to incentive stock options. No amendment, alteration, suspension or discontinuance shall require shareholder approval unless (a) shareholder approval is required to preserve incentive stock option treatment for federal income tax purposes, or (b) the Board otherwise concludes that shareholder approval is advisable.

                  14. EFFECTIVE DATE OF PLAN. This Plan shall become effective upon adoption by the Board provided, however, that no Option shall be exercisable unless and until written consent of the shareholders of the Company, or approval of shareholders of the Company voting at a validly called shareholders' meeting, is obtained within 12 months after adoption by the Board. If such shareholder approval is not obtained within such time, Options granted hereunder shall terminate and be of no force and effect from and after expiration of such 12-month period. Options may be granted and exercised under this Plan only after there has been compliance with all applicable federal and state securities laws.


Plan adopted by the Board of Directors on October 19, 1994.

Plan approved by Shareholders on _________________________________.


                                       9
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                                   EXHIBIT C-2

                        Incentive Stock Option Agreement

                       FLUID PROPULSION TECHNOLOGIES, INC.
                           1994 STOCK INCENTIIVE PLAN
                        INCENTIVE STOCK OPTION AGREEMENT


                  (A)    Name of Optionee:____________________________________
                  (B)    Grant Date:__________________________________________
                  (C)    Number of Shares:____________________________________
                  (D)    Exercise Price:______________________________________
                  (E)    Vesting Base Date:___________________________________
                  (F)    Effective Date:______________________________________


                  THIS INCENTIVE STOCK OPTION AGREEMENT (the "AGREEMENT"), is made and entered into as of the date set forth in ITEM F above (the "EFFECTIVE DATE") between Fluid Propulsion Technologies, Inc., a California corporation (the "COMPANY") and the person named in ITEM A above (the "OPTIONEE").


                  THE PARTIES AGREE AS FOLLOWS:

                  1.       GRANT OF OPTION:  VESTING BASE DATE.

                           1.1 GRANT. The Company hereby grants to Optionee
pursuant to the Company's 1994 Stock Incentive Plan (the "PLAN"), a copy of which is attached to this Agreement as EXHIBIT 1, an incentive stock option (the "ISO") to purchase all or any part of an aggregate of the number of shares (the "ISO SHARES") of the Company's Common Stock (as defined in the Plan) listed in ITEM C above on the terms and conditions set forth herein and in the Plan, the terms and conditions of the Plan being hereby incorporated into this Agreement by reference.

                           1.2 VESTING BASE DATE. The parties hereby establish
the date set forth in ITEM E above as the Vesting Base Date (as defined in Section 5.1 below).

                  2. EXERCISE PRICE. The exercise price for purchase of each share of Common Stock covered by this ISO shall be the price set forth in ITEM D above.

                  3. TERM. Unless otherwise specified on EXHIBIT 3 attached hereto, if any (the absence of such exhibit indicating that no such exhibit was intended), this ISO shall expire as provided in Section 6.1.11 of the Plan.

                  4. ADJUSTMENT OF ISOS. The Company shall adjust the number and kind of shares and the exercise price thereof in certain circumstances in accordance with the provisions of Section 6.1.1 of the Plan.

                  5.       EXERCISE OF OPTIONS.

                           5.1 VESTING; TIME OF EXERCISE. This ISO shall be
exercisable according to the schedule set forth on EXHIBIT 5.1 attached hereto. Such schedule shall commence as of the date set forth in ITEM E above (the "VESTING BASE DATE"). The absence of EXHIBIT 5.1 indicates that no such exhibit was intended and that the ISO Shares shall be subject to the Company's rights set forth in Section 7.

                           5.2 EXERCISE AFTER TERMINATION OF STATUS AS AN
EMPLOYEE, DIRECTOR OR CONSULTANT. In the event of termination of Optionee's continuous status as an employee, director or consultant, this ISO may be exercised only in accordance with the provisions of Section 6.1.7 of the Plan.

                           5.3 MANNER OF EXERCISE. Optionee may exercise this
ISO, or any portion of this ISO, by giving written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Plan Administrator, accompanied by a copy of the Employee Stock Option Plan Stock Purchase Agreement in substantially the form attached hereto as EXHIBIT 5.3 executed by Optionee (or at the option of the Company such other form of stock purchase agreement as shall then be acceptable to the Company), payment of the exercise price and payment of any applicable withholding or employment taxes. The date the Company receives written notice of an exercise hereunder accompanied by payment will be considered as the date this ISO was exercised.

                           5.4 PAYMENT. Except as provided in EXHIBIT 5.4
attached hereto, if any (the absence of such exhibit indicating that no exhibit was intended), payment may be made for ISO Shares purchased at the time written notice of exercise of the ISO is given to the Company, by delivery of cash, check, previously owned shares of Common Stock (provided that delivery of previously owned shares may not be made more than once in any six-month period), or a full recourse promissory note equal to up to 90% of the exercise price and payable over no more than five years. The proceeds of any payment shall constitute general funds of the Company.

                           5.5 DELIVERY OF CERTIFICATE. Promptly after receipt
of written notice of exercise of the ISO, the Company shall, without stock issue or transfer taxes to the Optionee or other person entitled to exercise, deliver to the Optionee or other person a certificate or certificates for the requisite number of ISO Shares. An Optionee or transferee of an Optionee shall not have any privileges as a shareholder with respect to any ISO Shares covered by the option until the date of issuance of a stock certificate.

                  6. NONASSIGNABILITY OF ISO. This ISO is not assignable or transferable by Optionee except by will or by the laws of descent and distribution. During the life of Optionee, the ISO is exercisable only by the Optionee. Any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of this ISO in a manner not herein permitted, and any levy of execution, attachment, or similar process on this ISO, shall be null and void.

                  7. COMPANY'S REPURCHASE RIGHTS. The ISO Shares arising from exercise of this ISO shall be subject to a right of repurchase in favor of the Company (the "RIGHT OF REPURCHASE") to the extent set forth on EXHIBIT 7 attached hereto (the absence of such exhibit indicating that no such exhibit was intended and that the ISO shall be subject to the limitations set forth on EXHIBIT 5.1). If the Optionee's employment with the Company terminates before the Right of Repurchase lapses in accordance with
EXHIBIT 7, the Company may purchase ISO Shares subject to the Right of Repurchase (either by payment of cash or by cancellation of purchase money indebtedness) for an amount equal to the price the Optionee paid for such ISO Shares (exclusive of any taxes paid upon acquisition of the stock) by giving notice at any time within the later of (a) 30 days after the acquisition of the ISO Shares upon option exercise, or (b) 90 days after such termination of employment that the Company is exercising its right of repurchase. The Company shall include with such notice payment in full in cash or by evidence of cancellation of purchase money indebtedness. The Optionee may not dispose of or transfer ISO Shares while such shares are subject to the Right of Repurchase and any such attempted transfer shall be null and void. The Company's rights under this Section 7 shall be fully assignable, in whole or in part; PROVIDED, that if the Company assigns such rights, the assignee (other than an assignee that is a wholly-owned subsidiary or the sole parent of the Company) shall pay to the Company upon assignment cash equal to the difference, if any, between the then fair market value of the ISO Shares and the aggregate exercise price thereof.

                  8.       COMPANY'S RIGHT OF FIRST REFUSAL.

                           8.1 RIGHT OF FIRST REFUSAL. In the event that the
Optionee proposes to sell, pledge, or otherwise transfer any ISO Shares or any interest in such shares to any person or entity, the Company shall have a right of first refusal (the "RIGHT OF FIRST REFUSAL") with respect to such ISO Shares. If Optionee desires to transfer ISO Shares, Optionee shall give a written notice (the "TRANSFER NOTICE") to the Company describing fully the proposed transfer, including the number of ISO Shares proposed to be transferred, the proposed transfer price, and the name and address of the proposed transferee. The Transfer Notice shall be signed both by Optionee and by the proposed transferee and must constitute a binding commitment of both such parties for the transfer of such ISO Shares. The Company may elect to purchase all, but not less than all, of the ISO Shares subject to the Transfer Notice by delivery of a notice of exercise of the Company's Right of First Refusal within 30 days after the date the Transfer Notice is delivered to the Company. The purchase price paid by the Company shall be the price per share equal to the proposed per share transfer price, and shall be paid to the Optionee within 60 days after the date the Transfer Notice is received by the Company, unless a longer period for payment was offered by the proposed transferee, in which case the Company shall pay the purchase price within such longer period. The Company's rights under this
Section 8.1 shall be freely assignable, in whole or in part. Notwithstanding the foregoing, the Right of First Refusal does not apply to a transfer of shares by gift or devise to the Optionee's immediate family (i.e., parents, spouse or children or to a trust for the benefit of the Optionee or any of the Optionee's immediate family members), but does apply to any subsequent transfer of such shares by such immediate family members.

                           8.2 TRANSFER OF ISO SHARES. If the Company fails to
exercise the Right of First Refusal within 30 days after the date the Transfer Notice is delivered to the Company, the Optionee may, not later than 75 days following delivery to the Company of the Transfer Notice, conclude a transfer of the ISO Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in
Section 8.1 of this Agreement. If the Company exercises the Right of First Refusal, the parties shall consummate the sale of ISO Shares on the terms, other than price, as applicable under Section 8.1, set forth in the Transfer Notice; provided, however, in the event the Transfer Notice provides for payment for the ISO Shares other than in cash, the Company shall have the option of paying for the ISO Shares by paying in cash the present value of the consideration described in the Transfer Notice; and further provided that if the value of noncash consideration is to be paid, the Optionee disagrees with the value determined by the Company, the Optionee may request an independent appraisal by an appraiser acceptable to the Optionee and the Company, the costs of such appraisal to be borne equally by the Optionee and the Company.

                           8.3 BINDING EFFECT. The Right of First Refusal shall
inure to the benefit of the successors and assigns of the Company and shall be binding upon any transferee of ISO Shares other than a transferee acquiring ISO Shares in a transaction where the Company failed to exercise the Right of First Refusal (a "FREE TRANSFEREE") or a transferee of a Free Transferee.

                           8.4 TERMINATION OF COMPANY'S RIGHT OF FIRST REFUSAL.
Notwithstanding anything in this Section 8, the Company shall have no Right of First Refusal, and Optionee shall have no obligation to comply with the procedures in Sections 8.1 through 8.3 after the earlier of (i) the closing of the Company's initial public offering to the public generally, or (ii) the date ten years after the Effective Date.

                  9. MARKET STANDOFF. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of the securities of the Company under the Securities Act of 1933, as amended (the "SECURITIES ACT"), Optionee shall not sell or otherwise transfer the ISO Shares for that period following the effective date of a Registration Statement filed under the Securities Act agreed to by the Company and the representative(s) of the underwriters; provided that such restrictions shall only apply to the first two registration statements of the Company to become effective under the Securities Act which include securities to be sold on behalf of the Company in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to the ISO Shares subject to the foregoing restrictions until the end of each such period.

                  10.      RESTRICTION ON ISSUANCE OF SHARES.

                           10.1 LEGALITY OF ISSUANCE. The Company shall not be
obligated to sell or issue any ISO Shares pursuant to this Agreement if such sale or issuance, in the opinion of the Company and the Company's counsel, might constitute a violation by the Company of any provision of law, including without limitation the provisions of the Securities Act.

                           10.2 REGISTRATION OR QUALIFICATION OF SECURITIES. The
Company may, but shall not be required to, register or qualify the sale of this ISO or any ISO Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the grant or exercise of this option or the issuance or sale of any ISO Shares pursuant thereto to comply with any law.

                  11. RESTRICTION ON TRANSFER. Regardless whether the sale of the ISO Shares has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge or other transfer of ISO Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and the Company's counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law, or if the Company does not desire to have a trading market develop for its securities.

                  12. STOCK CERTIFICATE. Stock certificate evidencing ISO Shares may bear such restrictive legends as the Company and the Company's counsel deem necessary or advisable under applicable law or pursuant to this Agreement.

                  13. DISQUALIFYING DISPOSITIONS. If stock acquired by exercise of this ISO is disposed of within two years after the Effective Date or within one year after date of such exercise (as determined under Section 5.3 of this Agreement), the Optionee immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require.

                  14. REPRESENTATIONS, WARRANTIES, COVENANTS, AND
ACKNOWLEDGMENTS OF OPTIONEE UPON EXERCISE OF ISO. Optionee hereby agrees that in the event that the Company and the Company's counsel deem it necessary or advisable in the exercise of their discretion, the issuance of ISO Shares may be conditioned upon certain representations, warranties, and acknowledgments by the person exercising the ISO.

                  15. ASSIGNMENT: BINDING EFFECT. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon and inure to the benefit of the executors, administrators, heirs, legal representatives, and successors of the parties hereto; provided, however, that Optionee may not assign any of Optionee's rights under this Agreement.

                  16. DAMAGES. Optionee shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of ISO Shares which is not in conformity with the provisions of this Agreement.

                  17. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California excluding those laws that direct the application of the laws of another jurisdiction.

                  18. NOTICES. All notices and other communications under this Agreement shall be in writing. Unless and until the Optionee is notified in writing to the contrary, all notices, communications, and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:

                   Fluid Propulsion Technologies, Inc.
                   3350 Scott Boulevard, Bldg. 33
                   Santa Clara, California 95054
                   Attn: President and Chief Executive Officer

Unless and until the Company is notified in writing to the contrary, all notices, communications, and documents intended for the Optionee and related to this Agreement, if not delivered by hand, shall be mailed to Optionee's last known address as shown on the Company's books. Notices and communications shall be mailed by first class mail, postage prepaid; documents shall be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received when actually received, if by hand delivery, and two business days after mailing, if by mail.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

                                     FLUID PROPULSION TECHNOLOGIES, INC.



                                     By:
                                        ---------------------------------------
                                     Title:
                                           ------------------------------------

The Optionee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement and the Plan.



                                     ------------------------------------------
                                     Optionee


Optionee's spouse indicates by the execution of this Option Agreement his or her consent to be bound by the terms thereof as to his or her interests, whether as community property or otherwise, if any, in the option granted hereunder, and in any ISO Shares purchased pursuant to this Agreement.



                                     ------------------------------------------
                                     Optionee's Spouse

                                    EXHIBITS

Exhibit 1                  1994 Stock Incentive Plan

Exhibit 3                  Expiration of Incentive Stock Options
(if applicable)

Exhibit 5.1                Time of Exercise
(if applicable)

Exhibit 5.3                1994 Stock Incentive Plan Stock Option
                           Exercise and Purchase Agreement

Exhibit 5.4                Payment
(if applicable)

Exhibit 7                  Right of Repurchase
(if applicable)

                               EXHIBIT 5.1 TO THE
                        INCENTIVE STOCK OPTION AGREEMENT


         The ISO shall be exercisable with respect to twenty five percent (25%) of the total number of ISO Shares one year after the Vesting Base Date and, thereafter, with respect to an additional 2.083% of such shares on the last day of each calendar month after the first anniversary of the Vesting Base Date, so that all of the ISO Shares may be purchased on and after the fourth anniversary of the Vesting Base Date.


Initialled by:                       FLUID PROPULSION TECHNOLOGIES, INC.



                                     By:
                                        ---------------------------------------
                                     Title:
                                           ------------------------------------


                                     ------------------------------------------
                                     Optionee

                                   EXHIBIT C-3

                       Nonqualified Stock Option Agreement

                       FLUID PROPULSION TECHNOLOGIES, INC.
                            1994 STOCK INCENTIVE PLAN
                       NONQUALIFIED STOCK OPTION AGREEMENT
                       -----------------------------------


                  (A)  Name of Optionee:____________________________________
                  (B)  Grant Date:__________________________________________
                  (C)  Number of Shares:____________________________________
                  (D)  Exercise Price:______________________________________
                  (E)  Vesting Base Date:___________________________________
                  (F)  Effective Date:______________________________________


                  THIS NONQUALIFIED STOCK OPTION AGREEMENT (the "AGREEMENT"), is made and entered into as of the date set forth in ITEM F above (the "EFFECTIVE DATE") between Fluid Propulsion Technologies, Inc., a California corporation (the "COMPANY") and the person named in ITEM A above (the "OPTIONEE").

                  THE PARTIES AGREE AS FOLLOWS:

                  1.       GRANT OF OPTION; VESTING BASE DATE.

                           1.1 GRANT. The Company hereby grants to Optionee
pursuant to the Company's 1994 Stock Incentive Plan (the "PLAN"), a copy of which is attached to this Agreement as Exhibit 1, a nonqualified stock option (the "NQO") to purchase all or any part of an aggregate of the number of shares (the "NQO Shares") of the Company's Common Stock (as defined in the
Plan) listed in ITEM C above on the terms and conditions set forth herein and in the Plan, the terms and conditions of the Plan being hereby incorporated into this Agreement by reference. This option does not constitute, and will not be treated as, an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

                           1.2 VESTING BASE DATE. The parties hereby establish
the date set forth in ITEM E above as the Vesting Base Date (as defined in Section 5.1 below).

                  2. EXERCISE PRICE. The exercise price for purchase of each share of Common Stock covered by this NQO shall be the price set forth in ITEM D above.

                  3. TERM. Unless otherwise specified on EXHIBIT 3 attached hereto, if any (the absence of such exhibit indicating that no such exhibit was intended), this NQO shall expire as provided in Section 6.1.12 of the Plan.

                  4. ADJUSTMENT OF NQOS. The Company shall adjust the number and kind of shares and the exercise price thereof in certain circumstances in accordance with the provisions of Section 6.1.1 of the Plan.

                  5.       EXERCISE OF OPTIONS.

                           5.1 VESTING; TIME OF EXERCISE. This NQO shall be
exercisable according to the schedule set forth on EXHIBIT 5.1 attached hereto. Such schedule shall commence as of the date set forth in ITEM E above (the "VESTING BASE DATE"). The absence of EXHIBIT 5.1 indicates that no such exhibit was intended and that the ISO Shares shall be subject to the Company's rights set forth in Section 7.

                           5.2 EXERCISE AFTER TERMINATION OF STATUS AS AN
EMPLOYEE, DIRECTOR OR CONSULTANT. In the event of termination of Optionee's continuous status as an employee, director or consultant, this NQO may be exercised only in accordance with the provisions of Section 6.1.7 of the Plan.

                           5.3 MANNER OF EXERCISE. Optionee may exercise this
NQO, or any portion of this NQO, by giving written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Plan Administrator, accompanied by a copy of the Employee Stock Option Plan Stock Purchase Agreement in substantially the form attached hereto as EXHIBIT 5.3 executed by Optionee (or at the option of the Company such other form of stock purchase agreement as shall then be acceptable to the Company), payment of the exercise price and payment of any applicable withholding or employment taxes. The date the Company receives written notice of an exercise hereunder accompanied by payment will be considered as the date this NQO was exercised.

                           5.4 PAYMENT. Except as provided in EXHIBIT 5.4
attached hereto, if any (the absence of such exhibit indicating that no exhibit was intended), payment may be made for NQO Shares purchased at the time written notice of exercise of the NQO is given to the Company, by delivery of cash, check, previously owned shares of Common Stock (provided that delivery of previously owned shares may not be made other than once in any six-month period), or a full recourse promissory note equal to up to 90% of the exercise price and payable over no more than five years. The proceeds of any payment shall constitute general funds of the Company.

                           5.5 DELIVERY OF CERTIFICATE. Promptly after receipt
of written notice of exercise of the NQO, the Company shall, without stock issue or transfer taxes to the Optionee or other person entitled to exercise, deliver to the Optionee or other person a certificate or certificates for the requisite number of NQO Shares. An Optionee or transferee of an Optionee shall not have any privileges as a shareholder with respect to any NQO Shares covered by the option until the date of issuance of a stock certificate.

                  6. NONASSIGNABILITY OF NQO. This NQO is not assignable or transferable by Optionee except by will or by the laws of descent and distribution. During the life of Optionee, the NQO is exercisable only by the Optionee. Any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of this NQO in a manner not herein permitted, and any levy of execution, attachment, or similar process on this NQO, shall be null and void.

                  7. COMPANY'S RIGHT OF REPURCHASE UPON TERMINATION OF EMPLOYMENT. The NQO Shares arising from exercise of this NQO shall be subject to a right of repurchase in favor of the Company (the "RIGHT OF REPURCHASE") to the extent set forth on EXHIBIT 7 attached hereto (the absence of such exhibit indicating that no such exhibit was intended and that the NQO shall be subject to the limitations set forth on
EXHIBIT 5.1). If the Optionee's employment with the Company terminates before the Right of Repurchase lapses in accordance with EXHIBIT 7, the Company may purchase NQO Shares subject to the Right of Repurchase (either by payment of cash or by cancellation of purchase money indebtedness) for an amount equal to the price the Optionee paid for such NQO Shares (exclusive of any taxes paid upon acquisition of the stock) by giving notice at any time within the later of (a) 30 days after the acquisition of the NQO Shares upon option exercise, or (b) 90 days after such termination of employment that the Company is exercising its right of repurchase. The Company shall include with such notice payment in full in cash or by evidence of cancellation of purchase money indebtedness. The Optionee may not dispose of or transfer NQO Shares while such shares are subject to the Right of Repurchase and any such attempted transfer shall be null and void. The Company's rights under this Section 7 shall be fully assignable, in whole or in part; PROVIDED, that if the Company assigns such rights, the assignee (other than an assignee that is a wholly-owned subsidiary or the sole parent of the Company) shall pay to the Company upon assignment cash equal to the difference, if any, between the then fair market value of the NQO Shares and the aggregate exercise price thereof.

                  8.       COMPANY'S RIGHT OF FIRST REFUSAL.

                           8.1 RIGHT OF FIRST REFUSAL. In the event that the
Optionee proposes to sell, pledge, or otherwise transfer any NQO Shares or any interest in such shares to any person or entity, the Company shall have a right of first refusal (the "RIGHT OF FIRST REFUSAL") with respect to such NQO Shares. If Optionee desires to transfer NQO Shares, Optionee shall give a written notice (the "TRANSFER NOTICE") to the Company describing fully the proposed transfer, including the number of NQO Shares proposed to be transferred, the proposed transfer price, and the name and address of the proposed transferee. The Transfer Notice shall be signed both by Optionee and by the proposed transferee and must constitute a binding commitment of both such parties for the transfer of such NQO Shares. The Company may elect to purchase all, but not less than all, of the NQO Shares subject to the Transfer Notice by delivery of a notice of exercise of the Company's Right of First Refusal within 30 days after the date the Transfer Notice is delivered to the Company. The purchase price paid by the Company shall be the price per share equal to the proposed per share transfer price, and shall be paid to the Optionee within 60 days after the date the Transfer Notice is received by the Company, unless a longer period for payment was offered by the proposed transferee, in which case the Company shall pay the purchase price within such longer period. The Company's rights under this Section 8.1 shall be freely assignable, in whole or in part. Notwithstanding the foregoing, the Right of First Refusal does not apply to a transfer of shares by gift or devise to the Optionee's immediate family (i.e., parents, spouse or children or to a trust for the benefit of the Optionee or any of the Optionee's immediate family members), but does apply to any subsequent transfer of such shares by such immediate family members.

                           8.2 TRANSFER OF NQO SHARES. If the Company fails to
exercise the Right of First Refusal within 30 days after the date the Transfer Notice is delivered to the Company, the Optionee may, not later than 75 days following delivery to the Company of the Transfer Notice, conclude a transfer of the NQO Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by the Optionee, shall again be subject to the Right of First Refusal and shall require compliance by the Optionee with the procedure described in Section 8.1 of this Agreement. If the Company exercises the Right of First Refusal, the parties shall consummate the sale of NQO Shares on the terms, other than price, as applicable under Section 8.1, set forth in the Transfer Notice; provided, however, in the event the Transfer Notice provides for payment for the NQO Shares other than in cash, the Company shall have the option of paying for the NQO Shares by paying in cash the present value of the consideration described in the Transfer Notice; and further provided that if the value of noncash consideration is to be paid, and the Optionee disagrees with the value determine by the Company, the Optionee may request an independent appraisal by an appraiser acceptable to the Optionee and the Company, the costs of such appraisal to be home equally by the Optionee and the Company.

                           8.3 BINDING EFFECT. The Right of First Refusal
shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any transferee of NQO Shares other than a transferee acquiring NQO Shares in a transaction where the Company failed to exercise the Right of First Refusal (a "FREE TRANSFEREE") or a transferee of a Free Transferee.

                           8.4 TERMINATION OF COMPANY'S RIGHT OF FIRST
REFUSAL. Notwithstanding anything in this Section 8, the Company shall have no Right of First Refusal, and Optionee shall have no obligation to comply with the procedures in Sections 8.1 through 8.3 after the earlier of (i) the closing of the Company's initial public offering to the public generally or
(ii) the date is 10 years after the Effective Date.

                  9. MARKET STANDOFF. Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of the securities of the Company under the Securities Act of 1933, as amended (the "SECURITIES ACT"), Optionee shall not sell or otherwise transfer the NQO Shares for that period following the effective date of a Registration Statement filed under the Securities Act agreed to by the Company and the representative(s) of the underwriters; provided that such restrictions shall apply only to the first two registration statements of the Company to become effective under the Securities Act which include securities to be sold on behalf of the Company in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to the NQO Shares subject to the foregoing restrictions until the end of each such period.

                  10.      RESTRICTION ON ISSUANCE OF SHARES.

                           10.1 LEGALITY OF ISSUANCE. The Company shall not be
obligated to sell or issue any NQO Shares pursuant to this Agreement if such sale or issuance, in the opinion of the Company and the Company's counsel, might constitute a violation by the Company of any provision of law, including without limitation the provisions of the Securities Act.

                           10.2 REGISTRATION OR QUALIFICATION OF SECURITIES.
The Company may, but shall not be required to, register or qualify the sale of this NQO or any NQO Shares under the

Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the grant or exercise of this option or the issuance or sale of any NQO Shares pursuant thereto to comply with any law.

                  11. RESTRICTION ON TRANSFER. Regardless whether the sale of the NQO Shares has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge or other transfer of NQO Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and the Company's counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law, or if the Company does not desire to have a trading market develop for its securities.

                  12. STOCK CERTIFICATE RESTRICTIVE LEGENDS. Stock certificates evidencing NQO Shares may bear such restrictive legends as the Company and the Company's counsel deem necessary or advisable under applicable law or pursuant to this Agreement.

                  13. REPRESENTATIONS, WARRANTIES, COVENANTS, AND ACKNOWLEDGMENTS OF OPTIONEE UPON EXERCISE OF NQO. Optionee hereby agrees that in the event that the Company and the Company's counsel deem it necessary or advisable in the exercise of their discretion, the issuance of NQO Shares may be conditioned upon certain representations, warranties, and acknowledgments by the person exercising the NQO.

                  14. ASSIGNMENT; BINDING EFFECT. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon and inure to the benefit of the executors, administrators, heirs, legal representatives, and successors of the parties hereto; provided, however, that Optionee may not assign any of Optionee's rights under this Agreement.

                  15. DAMAGES. Optionee shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of NQO Shares which is not in conformity with the provisions of this Agreement.

                  16. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California excluding those laws that direct the application of the laws of another jurisdiction.

                  17. NOTICES. All notices and other communications under this Agreement shall be in writing. Unless and until the Optionee is notified in writing to the contrary, all notices, communications, and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:

                       Fluid Propulsion Technologies, Inc.
                       3350 Scott Boulevard, Bldg. 33
                       Santa Clara, California 95054
                       Attn: President and Chief Executive Officer

Unless and until the Company is notified in writing to the contrary, all notices, communications, and documents intended for the Optionee and related to this Agreement, if not delivered by hand, shall be mailed to Optionee's last known address as shown on the Company's books. Notices and communications shall be mailed by first class mail, postage prepaid; documents shall be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received when actually received, if by hand delivery, and two business days after mailing, if by mail.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

                                            FLUID PROPULSION TECHNOLOGIES, INC.


                                            By:
                                               --------------------------------

                                            Title:
                                                  -----------------------------


The Optionee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement and the Plan.


                                            -----------------------------------
                                            Optionee


Optionee's spouse indicates by the execution of this Agreement his or her consent to be bound by the terms thereof as to his or her interests, whether as community property or otherwise, if any, in the option granted hereunder, and in any NQO Shares purchased pursuant to this Agreement.



                                            -----------------------------------
                                            Optionee's Spouse

                                    EXHIBITS
                                    --------

Exhibit 1                        1994 Stock Incentive Plan

Exhibit 3                        Expiration of Incentive Stock Option
(if applicable)

Exhibit 5.1                      Time of Exercise
(if applicable)

Exhibit 5.3                      1994 Stock Incentive Plan Stock Option
                                 Exercise and Purchase Agreement

Exhibit 5.4                      Payment
(if applicable)

Exhibit 7                        Right of Repurchase
(if applicable)

                               EXHIBIT 5.1 TO THE
                       NONQUALIFIED STOCK OPTION AGREEMENT
                       -----------------------------------

                  The NQO shall be exercisable with respect to twenty five percent (25%) of total number of NQO Shares one year after the Vesting Base Date and, thereafter, with respect to an additional 2.083% of such shares on the last day of each calendar month after the first anniversary of the Vesting Base Date, so that all of the NQO Shares may be purchased on and after the fourth anniversary of the Vesting Base Date.

                  Initialed by:             FLUID PROPULSION TECHNOLOGIES, INC.


                                            By:
                                               --------------------------------

                                            Title:
                                                  -----------------------------


                                            -----------------------------------
                                            Optionee

                                   EXHIBIT C-4
                                   -----------

                    Stock Purchase and Restriction Agreement

                       FLUID PROPULSION TECHNOLOGIES, INC.
                            1994 STOCK INCENTIVE PLAN
                    STOCK PURCHASE AND RESTRICTION AGREEMENT



         THIS STOCK PURCHASE AND RESTRICTION AGREEMENT (the "Agreement") is made and entered into as of this ______ day of ________, 19__ between Fluid Propulsion Technologies, Inc., a California corporation (the "Company"), and ___________________ ("EMPLOYEE"), an employee of the Company.

         1. PURCHASE OF SHARES. Pursuant to the Company's 1994 Stock Incentive Plan (the "Plan") and subject to the terms and conditions of the Plan and this Agreement, the Company hereby offers to Employee the right to purchase AT ANY TIME PRIOR TO DATE 30 DAYS AFTER THE DATE OF THIS AGREEMENT SET FORTH ABOVE __________________ (____) shares of the Company's no par value Common Stock (the "SHARES"). Upon execution and delivery of this Agreement with the purchase price for the Shares, the Company shall sell the Shares to Employee at a price of $ _______, per share, or an aggregate purchase price of $_____, payable in cash.

         2. MARKET STANDOFF. Employee agrees upon request from the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the "SECURITIES ACT"), not to sell or otherwise transfer any Shares or other securities of the Company during that period following the effective date of a registration statement of the Company filed under the Securities Act agreed to by the Company and the representative(s) of the underwriters; provided, however, that such restriction shall apply only to the first two registration statements of the Company to become effective under the Securities Act which include securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such periods.

         3. RIGHT OF COMPANY TO REPURCHASE SHARES.

            3.1 REPURCHASE RIGHT. The Company shall have the right (but not the obligation) to repurchase all of the shares with respect to which the Right of Repurchase has not yet expired in accordance with Schedule 3.1, at a price of $____ per share if Employee ceases to be employed by the Company for any reason whatsoever ("EMPLOYMENT TERMINATION"). Employee may not dispose of or transfer any Shares while the Shares are subject to the Right of Repurchase and any such attempted disposition or transfer shall be null and void. The Company's rights under this Section 3.1 shall be freely assignable, in whole or in part.

            3.2 COMPANY REPURCHASE PROCEDURE. The Company's Right of Repurchase shall terminate if not exercised by written notice from the Company to Employee within 90 days after the date of the Employment Termination. If the Company exercises its Right of Repurchase, Employee shall, if necessary, endorse and deliver to the Company the stock certificates representing the Shares being repurchased, and the Company shall then promptly pay to Employee, a sum equal to the product of (i) the number of shares being repurchased, and

(ii) the price per share at which Employee acquired such shares (the "REPURCHASE PRICE"). Employee shall cease to have any rights with respect to such repurchased Shares immediately upon receipt of the Repurchase Price. The Company's rights under this Section 3 shall be freely assignable, in whole or in part; PROVIDED, that if the Company assigns such rights, the assignee (other than an assignee that is a wholly-owned subsidiary or the sole parent of the Company) shall pay to the Company upon assignment cash equal to the difference, if any, between the then fair market value of the Shares and the aggregate exercise price thereof.

            3.3 BINDING EFFECT. The Company's Right of Repurchase shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any representative, executor, administrator, heir, or legatee of Employee.

         4. RIGHT OF FIRST REFUSAL. The Shares shall be subject to a right of first refusal by the Company in the event that Employee or any transferee of the Shares proposes to sell, pledge, or otherwise transfer the Shares or any interest in the Shares to any person or entity. Any holder of the Shares desiring to transfer the Shares or any interest in the Shares shall give a written notice to the Company describing the proposed transfer, including the number of Shares proposed to be transferred, the price and terms at which such Shares are proposed to be transferred, and the name and address of the proposed transferee. Unless otherwise agreed by the Company and the holder of such Shares, repurchases by the Company under this Section shall be at the proposed price and terms, including the number of Shares to be repurchased, specified in the notice to the Company. The Company's rights under this Section shall be freely assignable. If the Company fails to exercise its right of first refusal within 30 days from the date on which the Company receives the shareholder's notice, the shareholder may, within the next 90 days, conclude a transfer to the proposed transferee of the exact number of Shares covered by that notice on terms not more favorable to the transferee than those described in the notice. Any subsequent proposed transfer shall again be subject to the Company's right of first refusal. If the Company exercises its right of first refusal, the shareholder shall endorse and deliver to the Company the stock certificates representing the Shares being repurchased (unless such stock certificates are being held by the Company in pledge pursuant to this Agreement) and the Company shall promptly pay the shareholder the total repurchase price. The holder of the Shares being repurchased shall cease to have any rights with respect to such Shares immediately upon receipt of the repurchase price. The right of first refusal set forth in this Section shall terminate upon the earlier of (i) consummation of an underwritten public offering of the Company's Common Stock registered under the Securities Act, or
(ii) registration of the Company's Common Stock under the Securities Exchange Act of 1934, as amended.

         5. REPRESENTATIONS AND ACKNOWLEDGEMENTS OF EMPLOYEE. Employee hereby represents, warrants, acknowledges, and agrees that:

            5.1 INVESTMENT. Employee is acquiring the Shares for Employee's own account and not with a view to or for sale in connection with any distribution of the Shares. Employee understands that he or she must bear the economic risk of the investment for an indefinite period of time because the Shares have not been registered under the Act.

            5.2 PREEXISTING RELATIONSHIP.  Purchaser has either:

                (a) a preexisting personal or business relationship with the Company or one or more of its directors that is of a nature and duration which enable him or her to be aware of the character, business acumen, and general business and financial circumstances of the Company or the director(s) with whom such relationship exists, or

                (b) such business or financial experience as to be able to protect his or her own interests in connection with the purchase of the Shares.

                  Purchaser has the financial capacity to bear the risk of this investment.

            5.3 LIMITED OPERATING HISTORY. Employee is aware that the Company has a limited operating history, has only recently begun realizing revenues from the license or sale of its products or services, and has realized only limited revenues therefrom.

            5.4 SPECULATIVE INVESTMENT. Employee's investment in the Company represented by the Shares is highly speculative in nature and is subject to a high degree of risk or loss in whole, or in part; the amount of such investment is within Employee's risk, capital means and is not so great in relation to Employee's total financial resources as would jeopardize the personal financial needs of Employee or Employee's family in the event such investment were lost in whole or in part.

            5.5 TAX ADVICE. THE COMPANY HAS MADE NO WARRANTIES OR REPRESENTATIONS TO EMPLOYEE WITH RESPECT TO THE INCOME TAX CONSEQUENCES OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND EMPLOYEE IS IN NO MANNER RELYING ON THE COMPANY OR ITS REPRESENTATIVES FOR AN ASSESSMENT OF ANY TAX CONSEQUENCES RELATED TO THE OWNERSHIP, PURCHASE, OR DISPOSITION OF THE SHARES. EMPLOYEE ASSUMES FULL RESPONSIBILITY FOR ALL SUCH CONSEQUENCES AND FOR THE PREPARATION AND FILING OF ALL TAX RETURNS AND ELECTIONS WHICH MAY OR MUST BE FILED IN CONNECTION WITH SUCH SHARES.

            5.6 UNREGISTERED SECURITIES. Employee must bear the economic risk of investment for an indefinite period of time because the Shares have not been registered under the Securities Act and therefore cannot and will not be sold unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Company has made no agreements, covenants, or undertakings whatsoever to register any of the Shares under the Securities Act. The Company has made no representations, warranties, or covenants whatsoever as to whether any exemption from the Securities Act, including without limitation any exemption for limited sales in routine brokers' transactions pursuant to Rule 144 under the Securities Act, will become available and any such exemption pursuant to Rule 144, if available at all, will not be available unless: (i) a public trading market then exists in the Company's Common Stock, (ii) adequate information as to the Company's financial and other affairs and operations is then available to the public, and (iii) all other terms and conditions of Rule 144 have been satisfied. Employee understands that the resale provisions of Rule 701 will not apply until 90 days after the Company becomes subject to the reporting obligations of the Securities

Exchange Act of 1934 (typically upon the effective date of an initial public offering). Transfer of the Shares has not been registered or qualified under any applicable state law regulating securities and therefore the Shares cannot and will not be sold unless they are subsequently registered or qualified under any such law or an exemption therefrom is available. The Company has made no agreements, covenants or undertakings whatsoever to register or qualify any of the Shares under any such law. The Company has made no representations, warranties or covenants whatsoever as to whether any exemption from any such law will become available.

            5.7 PUBLIC TRADING. The Common Stock is not presently publicly traded, and the Company has made no representation, covenant, or agreement as to whether any such market for the Common Stock will develop.

         6. LEGENDS. Stock certificates evidencing the Shares may bear such restrictive legends as the Company and the Company's counsel deem necessary or advisable under applicable law or pursuant to this Agreement including, without limitation, the following legends:

            "The securities represented hereby may be subject to a right of repurchase by the Company pursuant to the provisions of the Stock Purchase and Restriction Agreement between the Company and the original purchaser of such securities, should the person initially issued these securities cease to be employed by the Company or any affiliate thereof, and such securities may not be sold or otherwise transferred if such securities are subject to such right of repurchase."

            "The securities represented hereby are subject to a right of first refusal in favor of the Company pursuant to a Stock Purchase and Restriction Agreement between the Company and the original purchaser of such securities, and may not be sold or otherwise transferred except in compliance with the terms of such right of first refusal."

             "The securities represented hereby are subject to restrictions on transfer for a period following the effective date of a registration statement under the Securities Act of 1933, as amended (the "ACT"), for an offering of the Company's securities pursuant to the market standoff provisions of the Stock Purchase and Restriction Agreement between the Company and the original purchaser of such securities."

            "The securities represented hereby have not been registered under the Act. Such securities may not be transferred unless a Registration Statement under the Act is in effect as to such transfer, or in the opinion of counsel for the Company such transfer may be made pursuant to Rule 144, or registration under the Act is otherwise unnecessary for such transfer to comply with the Act."

         7. BINDING EFFECT. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors, and assigns of the parties hereto.

         8. TAXES. Employee shall execute and deliver to the Company with this executed Agreement a copy of the Acknowledgement and Statement of Decision Regarding Election Pursuant to Section 83(b) of the Internal Revenue Code (the "ACKNOWLEDGEMENT") attached hereto as Exhibit 8A and a copy of the Election pursuant to Section 83(b) of the Code, attached hereto as Exhibit 8B, if Employee has indicated in the Acknowledgement his or her decision to make such an election. Employee should consult his or her tax advisor to determine if there is a comparable election to file in the state of his or her residence and whether such filing is desirable under the circumstances.

         9. DAMAGES. Employee shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of Shares which is not in conformity with the provisions of this Agreement.

         10. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents.

         11. NOTICES. All notices and other communications under this Agreement shall be in writing. Unless and until Employee is notified in writing to the contrary, all notices, communications and documents directed to the Company and related to this Agreement, if not delivered by hand, shall be mailed, addressed as follows:

                  Fluid Propulsion Technologies, Inc.
                  3350 Scott Boulevard, Bldg. 33
                  Santa Clara, California 95054
                  Attn: President and Chief Executive Officer

         Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for Employee and related to this Agreement, if not delivered by hand, shall be mailed to Employee's last known address as shown on the Company's books. Notices and communications shall be mailed by certified mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received when actually received if by hand delivery, and four business days after mailing if by mail.

         12. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties pertaining to the purchase of the Shares by Employee from the Company, and supersedes all prior and contemporaneous agreements, representations, and understandings of the parties.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

FLUID PROPULSION                               EMPLOYEE
TECHNOLOGIES, INC.


Date:                                          Date:
     ---------------------------                    ---------------------------

By:                                            By:
   -----------------------------                  -----------------------------

Title:                                         Name:
      --------------------------                    ---------------------------

         Employee's spouse indicates by the execution of this Agreement his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Shares hereby purchased.


Employee's Spouse:
                  ---------------------------------



The Certificate for the Shares is to be registered as follows:


--------------------------------------------------


Schedule 3.1               Right of Repurchase

Exhibit 8A                 Acknowledgement Regarding Election Pursuant to
                           Section 83(b)

Exhibit 813                Section 83(b) Election

                       SCHEDULE 3.1 OF THE STOCK PURCHASE
                        PLEDGE, AND RESTRICTION AGREEMENT


         The Right of Repurchase shall expire with respect to 25% of the Shares on __________________, 19___ and on the first day of each succeeding month shall expire with respect to an additional 2.083% of the Shares.

Initialed by:

FLUID PROPULSION                                    EMPLOYEE
TECHNOLOGIES, INC.

By:                                                 By:
   --------------------------                          ------------------------

                                   EXHIBIT 8A

               ACKNOWLEDGEMENT AND STATEMENT OF DECISION REGARDING
                       ELECTION PURSUANT TO SECTION 83(b)
                          OF THE INTERNAL REVENUE CODE


         The undersigned (which term includes the undersigned's spouse), a purchaser of _______ shares of Common Stock of Fluid Propulsion Technologies, Inc., a California corporation (the "COMPANY"), and a party to a Stock Purchase and Restriction Agreement with the Company (the "Agreement"), hereby states as follows:

         1. The undersigned acknowledges receipt of a copy of the Agreement. The undersigned has carefully reviewed the Agreement.

         2.       The undersigned either [CHECK AS APPLICABLE]:

                  (a) ______ has consulted, and has been fully advised by, the undersigned's own tax advisor, _______________________________, whose business address is _________________________, regarding the
                           federal, state, and local tax consequences of purchasing shares under the Agreement, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and pursuant to the corresponding provisions, if any, of applicable state laws; or

                  (b) ______ has knowingly chosen not to consult such a tax advisor.

         3. The undersigned hereby states that the undersigned has decided [CHECK AS APPLICABLE]:

                  (a) ______ to make an election pursuant to Section 83(b) of the Code and is submitting to the Company, together with the undersigned's executed Agreement, an executed form which is attached as Exhibit 8B to the Agreement, or

                  (b) ______ not to make an election pursuant to Section 83(b) of the Code.

         4. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's purchase of shares and execution of the Agreement in connection therewith or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

         5. The undersigned is also submitting to the Company, together with the Agreement, an executed original of an election, if any is made, of the undersigned pursuant to provisions of state law corresponding to Section 83(b) of the Code, if any, which are applicable to the undersigned's purchase of shares under the Agreement.



Date:                                       Employee:
     -----------------------------                   ---------------------

Date:                                       Spouse:
     -----------------------------                   ---------------------------

                                   EXHIBIT 8B

                      ELECTION PURSUANT TO SECTION 83(b) OF
              THE INTERNAL REVENUE CODE TO INCLUDE IN GROSS INCOME
               THE EXCESS OVER THE PURCHASE PRICE, IF ANY, OF THE
            VALUE OF PROPERTY TRANSFERRED IN CONNECTION WITH SERVICES

         The undersigned hereby elects pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in the undersigned's gross income for the ______ taxable year the excess (if any) of the fair market value of the property described below, over the amount the undersigned paid for such property, and supplies herewith the following information in accordance with the Treasury regulations promulgated under Section 83(b).

         1. The undersigned's name, address and taxpayer identification (social security) number are:

                  Name:
                       ------------------------------------

                  Address:
                          ---------------------------------


                  TIN:
                      -------------------------------------

         2. The property with respect to which the election is made consists of _____________ common shares of Fluid Propulsion Technologies, Inc., a California corporation (the "COMPANY").

         3. The date on which the above property was transferred to the undersigned was _________________,19___ and the taxable year to which this election relates is ________.

         4. The above property is subject to a right of repurchase by the Company at the initial purchase price, if the undersigned ceases to be an employee of, or a consultant to, the Company or an affiliate of the Company.

         5. The fair market value of the above property at the time of transfer (determined without regard to any restrictions other than those which by their terms will never lapse) is $____ per share.

         6. The amount paid for the above property by the undersigned was $____ per share.

         7. A copy of this election has been furnished to the Company, and a copy will be filed with the income tax return of the undersigned to which this election relates.



Date:
     ------------------------


Name:
     ------------------------

                                   EXHIBIT C-5

                  Stock Option Exercise and Purchase Agreement

                       FLUID PROPULSION TECHNOLOGIES, INC.
                            1994 STOCK INCENTIVE PLAN
                  STOCK OPTION EXERCISE AND PURCHASE AGREEMENT


                  THIS STOCK OPTION EXERCISE AND PURCHASE AGREEMENT (the "AGREEMENT") is made and entered into as of ______________, 19___, between Fluid Propulsion Technologies, Inc., a California corporation (the "Company"), and _________ ("Purchaser").

                  THE PARTIES AGREE AS FOLLOWS:

                  1. PURCHASE OF SHARES. Pursuant to the Company's 1994 Stock Incentive Plan (the "Plan") and to a stock option agreement (the "OPTION AGREEMENT") between the parties, the Company hereby sells to Purchaser, and Purchaser hereby buys from the Company, _______ shares (the "PLAN SHARES") of the Company's Common Stock, no par value ("COMMON STOCK") on the terms and conditions set forth herein and in the Plan and the Option Agreement, the terms and conditions of the Plan and the Option Agreement being hereby incorporated into this Agreement by reference.

                  2. PURCHASE PRICE. Purchaser shall purchase the Plan Shares from the Company, and the Company shall sell the Plan Shares to Purchaser, at a price of $_______ per share (the "EXERCISE PRICE"), for a total purchase price of $_______ (the "PURCHASE PRICE").

                  3. MANNER OF PAYMENT. Purchaser shall pay the Purchase Price of the Plan Shares in cash (or in the manner set forth in Exhibit 3 to this Agreement, the absence of any Exhibit 3 indicating that no such exhibit was intended).

                  4.       RIGHT OF COMPANY TO REPURCHASE SHARES.

                           4.1    REPURCHASE RIGHT. If so provided in Section
7 of the Option Agreement, the Plan Shares shall be subject to a right (but not an obligation) of repurchase by the Company (the "RIGHT TO REPURCHASE"), at the Exercise Price of such shares, if Purchaser ceases to be employed by the Company or an Affiliate (as defined in Section 2 of the Plan) for any reason whatsoever ("EMPLOYMENT TERMINATION") prior to the expiration of the Right of Repurchase in accordance with Schedule 7 of the Option Agreement. Purchaser may not dispose of or transfer any Plan Shares while the Plan Shares are subject to the Right of Repurchase and any such attempted disposition or transfer shall be null and void. The Company's rights under this Section 4.1 shall be freely assignable, in whole or in part; PROVIDED, that if the Company assigns such rights, the assignee (other than an assignee that is a wholly-owned subsidiary or the sole parent of the Company) shall pay to the Company upon assignment cash equal to the difference, if any, between the then fair market value of the Plan Shares and the Purchase Price.

                           4.2    REPURCHASE PROCEDURE. The Company's Right of
Repurchase shall terminate if not exercised by written notice from the Company to Purchaser within the later of (a) 30 days after the acquisition of the Plan Shares by Purchaser, or (b) 90 days after Employment Termination. If the Company exercises its Right of Repurchase, Purchaser shall endorse and deliver to the Company the stock certificates representing the Plan Shares being repurchased, and the Company shall then promptly pay, pursuant to the provisions of Section 4.3 of this Agreement, the total repurchase price to Purchaser.

                           4.3    REPURCHASE PAYMENT. If, at the time of
repurchase, any notes are outstanding which represent any portion of the Purchase Price of the Plan Shares, the repurchase price shall be paid first by cancellation of any obligation for accrued but unpaid interest under such notes, next by cancellation of principal under such notes, and finally by payment of cash.

                           4.4    BINDING EFFECT. The Company's Right of
Repurchase shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any transferee, representative, executor, administrator, heir, or legatee of Purchaser.

                  5.       COMPANY'S RIGHT OF FIRST REFUSAL RESPECTING PLAN
SHARES.

                           5.1    RIGHT OF FIRST REFUSAL. In the event that
Purchaser proposes to sell, pledge, or otherwise transfer any Plan Shares or any interest in such shares to any person or entity, the Company shall have a right of first refusal (the "RIGHT OF FIRST REFUSAL") with respect to such Plan Shares. If Purchaser desires to transfer Plan Shares, Purchaser shall give a written notice (the "TRANSFER NOTICE") to the Company describing fully the proposed transfer, including the number of Plan Shares proposed to be transferred, the proposed transfer price and the name and address of the proposed transferee. The Transfer Notice shall be signed both by Purchaser and by the proposed transferee and must constitute a binding commitment of both such parties for the transfer of such Plan Shares. The Company shall have the right to purchase the Plan Shares subject to the Transfer Notice by delivery of a notice of exercise of the Company's Right of First Refusal within 30 days after the date the Transfer Notice is delivered to the Company. The purchase price paid by the Company shall be at a price per share equal to the proposed per share transfer price. The Company's rights under this Section 5.1 shall be freely assignable, in whole or in part.

                           5.2    TRANSFER OF PLAN SHARES. If the Company
fails to exercise the Right of First Refusal within 30 days from the date the Transfer Notice is delivered to the Company, Purchaser may, not later than 75 days following delivery to the Company of the Transfer Notice, conclude a transfer of the Plan Shares subject to the Transfer Notice on the terms and conditions described in the Transfer Notice. Any proposed transfer on terms and conditions different from those described in the Transfer Notice, as well as any subsequent proposed transfer by Purchaser, shall again be subject to the Company's Right of First Refusal and shall require compliance by Purchaser with the procedure described in Section 5.1 of this Agreement. If the Company exercises the Right of First Refusal, the parties shall consummate the sale of Plan Shares on the terms set forth in the Transfer Notice, subject to Section 5.1; provided, however, in the event the Transfer Notice provides for payment for the Plan Shares other than in cash, the Company shall have the option of paying for the Plan Shares by the discounted cash equivalent of the consideration described in the Transfer Notice. Notwithstanding anything in this Section to the contrary, any cash payment by the Company shall be made in accordance with the payment provisions of Section 4.3 of this Agreement.

                           5.3    BINDING EFFECT OF RIGHT OF FIRST REFUSAL.
The Company's Right of First Refusal shall inure to the benefit of the successors and assigns of the Company and shall be binding upon any transferee of Plan Shares other than a transferee acquiring Plan Shares in a transaction where the Company failed to exercise the Right of First Refusal (a "FREE TRANSFEREE") or a transferee of a Free Transferee.

                           5.4    TERMINATION OF COMPANY'S RIGHT OF FIRST
REFUSAL. Notwithstanding anything in this Section 5, the Company shall have no Right of First Refusal, and Purchaser shall have no obligation to comply with the procedures in Sections 5.1 through 5.3 after the earlier of (a) the Company's initial registered public offering to the public generally, or (b) the date 10 years after the Effective Date (as defined in the Option Agreement).

                  6. STOCK CERTIFICATE RESTRICTIVE LEGENDS. Stock certificates evidencing Plan Shares may bear such restrictive legends as the Company and the Company's counsel deem necessary or advisable under applicable law or pursuant to this Agreement, including without limitation, the following legends:

                           "THE OFFERING AND SALE OF THE SECURITIES REPRESENTED
                  HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY TRANSFER OF SUCH SECURITIES WILL BE INVALID UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER OR IN THE OPINION OF COUNSEL FOR THE COMPANY SUCH REGISTRATION IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT."

                           "THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO A
                  RIGHT OF FIRST REFUSAL BY THE COMPANY PURSUANT TO THE PROVISIONS OF COMPANY'S STOCK OPTION PLAN AND A PURCHASE AGREEMENT RELATING TO SUCH SECURITIES, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS OF SUCH RIGHT OF FIRST REFUSAL."

                           "THE SECURITIES REPRESENTED HEREBY MAY BE SUBJECT TO
                  A RIGHT OF REPURCHASE BY THE COMPANY PURSUANT TO THE PROVISIONS OF THE COMPANY'S EMPLOYEE STOCK OPTION PLAN AND THE AGREEMENT RELATING TO THE ACQUISITION OF SUCH SECURITIES, SHOULD THE PERSON INITIALLY ISSUED THESE SECURITIES CEASE TO BE EMPLOYED BY THE COMPANY OR ANY AFFILIATE THEREOF, AND SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IF SUCH SECURITIES ARE SUBJECT TO SUCH RIGHT OF REPURCHASE."

                           "THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO
                  RESTRICTIONS ON TRANSFER FOR A PERIOD FOLLOWING THE EFFECTIVE DATE OF A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, FOR AN OFFERING OF THE COMPANY'S SECURITIES AS MORE FULLY PROVIDED IN AN AGREEMENT RELATING TO THE OPTION TO PURCHASE SUCH SECURITIES."

                  7. REPRESENTATIONS, WARRANTIES, COVENANTS, AND ACKNOWLEDGEMENTS OF PURCHASER. Purchaser hereby represents, warrants, covenants, acknowledges and agrees that:

                           7.1    INVESTMENT. Purchaser is acquiring the Plan
Shares for Purchaser's own account, and not for the account of any other person. Purchaser is acquiring the Plan Shares for investment and not with a view to distribution or resale thereof except in compliance with applicable laws regulating securities.

                           7.2    BUSINESS EXPERIENCE. Purchaser is capable of
evaluating the merits and risks of Purchaser's investment in the Company evidenced by the purchase of the Plan Shares.

                           7.3    RELATION OF COMPANY. Purchaser is presently
an officer, director, or employee of, or consultant to, the Company and in such capacity has become personally familiar with the business, affairs, financial condition, and results of operations of the Company.

                           7.4    ACCESS TO INFORMATION. Purchaser has had the
opportunity to ask questions of, and to receive answers from, appropriate executive officers of the Company with respect to the terms and conditions of the transactions contemplated hereby and with respect to the business, affairs, financial conditions, and results of operations of the Company. Purchaser has had access to such financial and other information as is necessary in order for Purchaser to make a fully-informed decision as to investment in the Company by way of purchase of the Plan Shares, and has had the opportunity to obtain any additional information necessary to verify any of such information to which Purchaser has had access.

                           7.5    SPECULATIVE INVESTMENT. Purchaser's
investment in the Company o represented by the Plan Shares is highly speculative in nature and is subject to a high degree of risk of loss in whole or in part. The amount of such investment is within Purchaser's risk capital means and is not so great in relation to Purchaser's total financial resources as would jeopardize the personal financial needs of Purchaser or Purchaser's family in the event such investment were lost in whole or in part.

                           7.6    REGISTRATION. Purchaser may bear the
economic risk of investment for an indefinite period of time because the sale to Purchaser of the Plan Shares has not been registered under the Securities Act of 1933, as amended (the "ACT") and the Plan Shares cannot be transferred by Purchaser unless such transfer is registered under the Act or an exemption from such registration is available. The Company has made no agreements, covenants or undertakings whatsoever to register the transfer of any of the Shares under the Act. The Company has made no representations, warranties, or covenants whatsoever as to whether any exemption from the Act, including without limitation any exemption for limited sales in routine brokers' transactions pursuant to Rule 144, will be available; if the exemption under Rule 144 is available at all, it will not be available until at least two years after payment of cash for the Plan Shares and not then unless: (a) a public trading market then exists in the Company's common stock;
(b) adequate information as to the Company's financial and other affairs and operations is then available to the public; and (c) all other terms and conditions of Rule 144 have been satisfied.

                           7.7    PUBLIC TRADING. None of the Company's
securities is presently publicly traded, and the Company has made no representation, covenant or agreement as to whether there will be a public market for any of its securities.

                           7.8    TAX ADVICE. THE COMPANY HAS MADE NO
WARRANTIES OR REPRESENTATIONS TO PURCHASER WITH RESPECT TO THE INCOME TAX CONSEQUENCES OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND PURCHASER IS IN NO MANNER RELYING ON THE COMPANY OR ITS REPRESENTATIVES FOR AN ASSESSMENT OF SUCH TAX CONSEQUENCES.

                  8. BINDING EFFECT. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon, and inure to the benefit of, the executors, administrators, heirs, legal representatives, successors and assigns of the parties hereto.

                  9. TAXES. Purchaser shall execute and deliver to the Company with this executed Agreement a copy of the Acknowledgement and Statement of Decision Regarding Election Pursuant to Section 83(b) of the Internal Revenue Code (the "ACKNOWLEDGEMENT") attached hereto as EXHIBIT 9A. Purchaser shall execute and submit with the Acknowledgement a copy of the Election Pursuant to Section 83(b) of the Code (the "ELECTION"), attached hereto as EXHIBIT 9B, if Purchaser has indicated in the Acknowledgement his decision to make such an election. Purchaser should consult his tax advisor to determine if there is a comparable election to file in the state of his residence and whether such filing is desirable under the circumstances. The Company may withhold from Purchaser's wages, or require Purchaser to pay to the Company, any applicable withholding or employment taxes resulting from the purchase of Plan Shares hereunder or from the lapse of any restrictions imposed on the Plan Shares.

                  10. DISQUALIFYING DISPOSITIONS OF ISO STOCK. If stock acquired by exercise of an ISO (as defined in the Plan) is disposed of within two years from the date of grant of the ISO or within one year after the transfer of the stock to Purchaser, Purchaser immediately prior to the disposition shall promptly notify the Company in writing of the date and terms of the disposition and shall provide such other information regarding the disposition as the Company may reasonably require.

                  11. DAMAGES. Purchaser shall be liable to the Company for all costs and damages, including incidental and consequential damages, resulting from a disposition of Plan Shares which is not in conformity with the provisions of this Agreement.

                  12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents.

                  13. NOTICES. All notices and other communications under this Agreement shall be in writing. Unless and until Purchaser is notified in writing to the contrary, all notices, communications and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:

                          Fluid Propulsion Technologies, Inc.
                          3350 Scott Boulevard, Bldg. 33
                          Santa Clara, California 95054
                          Attn: President and Chief Executive

Unless and until the Company is notified in writing to the contrary, all notices, communications and documents intended for Purchaser and related to this Agreement, if not delivered by hand, shall be mailed to Purchaser's last known address as shown on the Company's books. Notices and communications shall be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received only when actually received.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                             FLUID PROPULSION TECHNOLOGIES, INC.


                                             By:
                                                --------------------------------

                                             Title:
                                                   -----------------------------

                  Purchaser hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement and the Plan.




                                             -----------------------------------
                                             Purchaser


                  Purchaser's spouse indicates by the execution of this Agreement his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Plan Shares hereby purchased.



                                             -----------------------------------
                                             Purchaser's Spouse



                                Exhibits
                                --------
Exhibit 9A                 Acknowledgement Regarding Election Pursuant to Section 83(b)
Exhibit 9B                 Section 83(b) Election



                                   EXHIBIT 9A

                        ACKNOWLEDGEMENT AND STATEMENT OF
                     DECISION REGARDING ELECTION PURSUANT TO
                   SECTION 83(b) OF THE INTERNAL REVENUE CODE


                  The undersigned (which term includes the undersigned's spouse), a purchaser of ____ shares of Common Stock, no par value, of Fluid Propulsion Technologies, Inc., a California corporation (the "COMPANY") by exercise of an option (the "OPTION") granted pursuant to the Company's 1994 Stock Incentive Plan (the "PLAN"), hereby states as follows:

                  1. The undersigned acknowledges receipt of a copy of the Plan relating to the offering of such shares. The undersigned has carefully reviewed the Plan and the option agreement pursuant to which the Option was granted.

                  2. The undersigned either [check and complete as applicable]:

                  _________  (a) has consulted, and has been fully advised by, the undersigned's own tax advisor, _______________, whose business address is
                             _____________________________________________,
                             regarding the federal, state and local tax consequences of purchasing shares under the Plan, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "CODE") and pursuant to the corresponding provisions, if any, of applicable state law; or

                  _________  (b) has knowingly chosen not to consult such a tax advisor.

                  3. The undersigned hereby states that the undersigned has decided [check as applicable]:

                  _________  (a) to make an election pursuant to Section 83(b)
                             of the Code, and is submitting to the Company, together with the undersigned's executed Stock Purchase Agreement, an executed form entitled "Election Pursuant to Section 83(b) of the Internal Revenue Code With Respect to Property Acquired by Exercise of a Stock Option; or

                  _________  (b) not to make an election pursuant to Section
                             83(b) of the Code.

                  4. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's purchase of shares under the Plan or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.




Date:
     ------------------------                   --------------------------------
                                                Purchaser

Date:
     ------------------------                   --------------------------------
                                                Purchaser's Spouse

                                   EXHIBIT 9B

                    ELECTION PURSUANT TO SECTION 83(b) OF THE
                      INTERNAL REVENUE CODE WITH RESPECT TO
                 PROPERTY ACQUIRED BY EXERCISE OF A STOCK OPTION


                  The undersigned hereby elects pursuant to Section 830 of the Internal Revenue Code of 1986, as amended (the "Code") to include in the undersigned's gross income the excess (if any) of the fair market value of the property described below over the sum of the amount the undersigned paid for such property plus, if the shares to which this election relates were acquired by exercise of an "incentive stock option" within the meaning of Section 422 of the Code, the amount excluded from the undersigned's income pursuant to Sections 421 and 422 of the Code.

                  This election is made to the same effect, and with the same limitations, with respect to the analogous provisions of Sections 83(b) (and, if applicable, Sections 421 and 422) of the Code under any applicable state statute.

                  Pursuant to Treasury Regulations, the following information is provided:

                  1. The undersigned's name, address and Social Security Number are:

                           Name:
                                      ------------------------------------------

                           Address:
                                      ------------------------------------------
                                      ------------------------------------------

                           Social Security #:
                                              ----------------------------------

                  2. The property with respect to which the election is made consists of _____________ shares of Common Stock, no par value, of Fluid Propulsion Technologies, Inc., a California corporation (the "COMPANY").

                  3. The date on which the above property was transferred to the undersigned was _____________,19 ___, and the taxable year for which this election is made is 19___.

                  4. The above property is subject to the following restrictions checked below:

                  _____ a right of repurchase by the Company at the initial purchase price, if the undersigned ceases to be an employee of the Company or of an affiliate of the Company within a specified period;

                  _____ a right of first refusal by the Company should the undersigned wish to transfer the shares to a person or entity other than the Company;

                  _____ restrictions as may be imposed by Section 16(b) of the Securities Exchange Act of 1934, as amended, if any.

                  5. The fair market value of the above property at the time of transfer (determined without regard to any lapse restrictions as defined in Treasury Regulations ss. 1.83-3(i)) was $______ per share.

                  6. The amount paid for the above property by the undersigned was $_________ per share.

                  7. Copies of this election have been furnished to the Company and to the Internal Revenue Service Center to which the undersigned submits his or her federal income tax return, and a copy will be filed with the income tax return of the undersigned for the year to which this election relates.

                  8. If the shares to which this election relates were acquired by exercise of an "incentive stock option" within the meaning of
Section 422 of the Code, except for purposes of Section 56(b)(3) of the Code relating to the treatment of incentive stock options for purposes of the alternative minimum tax or in the event of a "disqualifying disposition" of the property, this election is protective only, is made solely to bar application of Section 83(a) of the Code, and is not an election of the undersigned actually to recognize income which apart from this election is protected from recognition by Sections 421 and 422 of the Code. If the shares to which this election relates were acquired by exercise of an incentive stock option, the amount expressly excluded from income pursuant to Section 421 and 422 of the Code is $____ per share.



Date:
     ------------------------                   --------------------------------
                                                Purchaser